Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT, CONSENT AND JOINDER TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT, CONSENT AND JOINDER TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of September 27, 2024 by and between SG CREDIT PARTNERS, INC., a Delaware corporation (“Lender”), AUDIOEYE, INC., a Delaware corporation (“Existing Borrower”) and ADA SITE COMPLIANCE, LLC, a Delaware limited liability company (“ADASC”).

RECITALS

A.            Existing Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of November 30, 2023 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”).

B.             Existing Borrower has informed Lender that Existing Borrower desires to enter into a Membership Interest Purchase Agreement with ADASC and certain other sellers listed therein, pursuant to which Existing Borrower will purchase the issued and outstanding equity of ADASC (the “Subject Transaction”).

C.             The Subject Transaction is prohibited by the Loan Agreement.

D.             Existing Borrower has requested that Lender consent to the Subject Transaction.

E.             The parties wish to join ADASC as a Borrower under the Loan Agreement.

F.             Existing Borrower and Lender wish to amend certain terms of the Loan Agreement, all on the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, ADASC, and Existing Borrower hereby agree as follows:

1.            INCORPORATION OF RECITALS. Each of the above Recitals is incorporated herein and deemed to be the agreement of Lender, ADASC and Existing Borrower and is relied upon by each party to this Amendment in agreeing to the terms of this Amendment.

2.            DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

3.            JOINDER.

3.1            ADASC, by its signature below, hereby becomes a “Borrower” under the Loan Agreement, Fee Letter and Loan Documents with the same force and effect as if originally named therein as a “Borrower” (the “New Borrower”) and New Borrower hereby (a) agrees to all of the terms and provisions of the Loan Agreement, Fee Letter and Loan Documents applicable to it as a “Borrower” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Borrower” thereunder are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date). Each reference to a “Borrower” in the Loan Agreement, Fee Letter and Loan Documents shall be deemed to include New Borrower. The Loan Agreement, Fee Letter and Loan Documents are incorporated herein by reference.

3.2            New Borrower represents and warrants to Lender that this Joinder has been duly executed and delivered by New Borrower and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

4.            CONSENT. Subject to the conditions precedent set forth in Section 6 of this Amendment, upon the First Amendment Effective Date (as defined below), Lender hereby consents to the Subject Transaction.

5.            AMENDMENT TO LOAN AGREEMENT. Subject to the conditions precedent set forth in Section 6 of this Amendment, the Loan Agreement is hereby amended as follows:

5.1	References in the Loan Agreement to “Borrower” and “Borrowers” shall, as of the First Amendment Effective Date, include ADASC.

5.2	Section 6.9 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“6.9         No Prepayments of Debt. Prepay any indebtedness for borrowed money to any person or entity other than (a) indebtedness owing to Lender, (b) indebtedness permitted by this Agreement and owing to any lender that has not been subordinated to the Obligations and (c) indebtedness permitted to be paid under Section 6.10(d)(ii).

5.3	Section 6.10 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“6.10       Restricted Payments. (a) Declare or pay or make any form of dividend or distribution other than (i) dividends or distributions to equity holders to meet their tax obligations on income realized by such holders attributable solely to such holders’ investment in Borrowers in a timely manner and (ii) dividends or distributions so long as immediately after giving pro forma effect thereto, Borrowers have (A) pro forma Liquidity of at least $3,000,000 and (B) Adjusted EBITDA on an average basis for the most recent three months then ended that is greater than Borrower’s Lender Debt Payments on an average basis for the most recent three months then ended; (b) make any payments of any indebtedness subordinated to the Obligations due Lender or otherwise redeem, repurchase or retire any instrument evidencing such amount, or reduce or terminate any commitment in respect of such indebtedness, in each case except pursuant to the provisions of a subordination agreement acceptable to Lender; (c) redeem, repurchase, or retire any capital stock or other equity; provided, that Borrowers may (i) consummate the Permitted Stock Repurchase so long as immediately after giving pro forma effect to such Permitted Stock Repurchase, Borrowers have pro forma Liquidity of at least $3,000,000; (ii) in addition to the Permitted Stock Repurchase, redeem, repurchase, or retire any capital stock or other equity so long as immediately after giving pro forma effect thereto, Borrowers have (A) pro forma Liquidity of at least $3,000,000 and (B) Adjusted EBITDA on an average basis for the most recent three months then ended that is greater than Borrower’s Lender Debt Payments on an average basis for the most recent three months then ended; and (iii) any transactions where shares of AudioEye are surrendered to AudioEye by its employees to satisfy tax withholding obligations in connection with the settlement of restricted stock units or the issuance of restricted stock or (d) make any payments in respect of the Earn-Out Indebtedness or the ADASC Debt; provided that, (i) Borrowers may pay such Earn-Out Indebtedness so long as no Event of Default shall have occurred and be continuing immediately prior thereto or would exist immediately after giving pro forma effect thereto and Borrowers have Liquidity of not less than $3,000,000 after giving pro forma effect thereto, and (ii) Borrowers may make payments of the ADASC Debt so long as no Event of Default shall have occurred and be continuing immediately prior thereto or would exist after giving pro forma effect thereto and Borrowers have Liquidity of not less than $3,000,000 after giving pro forma effect thereto.

5.4	Addendum 2 of the Loan Agreement is amended to add the following two new items at the end thereof:

“the Earn-Out Indebtedness.

the ADASC Debt.”

5.5	Addendum 5 of the Loan Agreement is amended by the addition of the following in the appropriate alphabetical order:

(a)            “Earn-Out Indebtedness” means that Indebtedness consisting of the “Earn-Out Payment” as defined in, and made in accordance with the terms and conditions of, the Membership Interest Purchase Agreement dated as of September 27, 2024 by and among Existing Borrower, ADASC, the sellers therein and the seller’s representative therein as in effect as of the First Amendment Effective Date.

(b)           “First Amendment” means the First Amendment, Consent and Joinder to the Loan and Security Agreement dated as of September 27, 2024 by and between Lender, Existing Borrower and ADASC as New Borrower.

(c)            “First Amendment Effective Date” is defined in Section 6 of the First Amendment.

(d)            “ADASC Debt” means the indebtedness under the ADASC Promissory Notes.

(e)            “ADASC Promissory Notes” means (a)  the Unsecured Non-Interest Bearing Promissory Note dated as of September 26, 2024 made by AudioEye in favor of Scott Trachtenberg in the original principal amount of $2,257,200.00 and (B) the Unsecured Non-Interest Bearing Promissory Note dated as of September 26, 2024 made by AudioEye in favor of Barry Schwartz in the original principal amount of $142,800.00.

6.            CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of Section 4 and Section 5 of this Amendment (the date on which such conditions precedent are satisfied or waived by Lender shall be the “First Amendment Effective Date”):

6.1            The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof and the date of the effectiveness of this Amendment, as though made on such dates (except to the extent that such representations and warranties relate solely to an earlier date);

6.2            After giving effect to this Amendment, no Event of Default shall have occurred and be continuing on the date hereof or as of the First Amendment Effective Date; and

6.3            Lender shall have received each of the documents and deliverables set forth on Exhibit A hereto except for those indicated as being required on a post-closing basis (which post-closing deadlines set forth on Exhibit A may be extended in writing in the reasonable discretion of the Lender), each in form and substance satisfactory to Lender.

7.            ATTORNEYS’ FEES AND COSTS. Borrower reconfirms its obligations under Section 10.4(a) of the Loan Agreement regarding the payment of Lender’s legal fees in connection with this Amendment and to the extent required by Section 10.4(a) of the Loan Agreement.

8.            CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED AND CONTROLLED BY SECTION 11 OF THE LOAN AGREEMENT, THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN, AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, AND SHALL BE BINDING UPON BORROWERS AND BORROWERS’ LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

9.            ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

10.          COUNTERPARTS; EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile of electronic pdf file shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic pdf file also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.          MISCELLANEOUS.

10.1            Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

EXISTING BORROWER:

AUDIOEYE, INC.

By:	/s/ David Moradi
	Name:	David Moradi
	Title:	Chief Executive Officer

NEW BORROWER:

ADA SITE COMPLIANCE, LLC

By:	/s/ David Moradi
	Name:	David Moradi
	Title:	Chief Executive Officer

SG CREDIT PARTNERS, INC.

By:
	Name:	Marc Cole
	Title:	Chief Executive Officer

[Signature Page to First Amendment, Consent and Joinder to Loan and Agreement]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

EXISTING BORROWER:

AUDIOEYE, INC.

By:
	Name:	David Moradi
	Title:	Chief Executive Officer

NEW BORROWER:

ADA SITE COMPLIANCE, LLC

By:
	Name:	David Moradi
	Title:	Chief Executive Officer

SG CREDIT PARTNERS, INC.

By:	/s/ Marc Cole
	Name:	Marc Cole
	Title:	Chief Executive Officer

[Signature Page to First Amendment, Consent and Joinder to Loan and Agreement]